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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): September 7, 2006

                            STILLWATER MINING COMPANY
             (Exact name of registrant as specified in its charter)

            Delaware                    1-13053                 81-0480654
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  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

    1321 Discovery Drive, Billings, Montana                       59102
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    (Address of Principal Executive Offices)                    (Zip Code)

        Registrant's telephone number, including area code (406) 373-8700

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 STILLWATER MINING COMPANY ANTICIPATES REOPENING OF EAST BOULDER MINE ON FRIDAY

        On September 7, 2006, the Company issued a press release that anticipates reopening of East Boulder Mine on Friday September 8th, 2006 at its East Boulder Mine following a wildfire in the mine vicinity.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1  Press Release dated September 7, 2006

                                  EXHIBIT INDEX

EXHIBIT 99.1  Press Release dated September 7, 2006

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       STILLWATER MINING COMPANY

Dated: September 7, 2006                               By:    /s/ John Stark
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                                                       Name:  John Stark
                                                       Title: General Counsel